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                                                                    Exhibit 23.6


                                                              [GOLD FIELDS LOGO]

                                                            Gold Fields Limited
                                                            Reg. 1968/004880/06
                                                            24 St Andrews Road
                                                            Parktown, 2193

                                                            Postnet Suite 252
                                                            Private Bag X30500
                                                            Houghton 2041
                                                            South Africa

                                                            Tel  +27 11 644-2400
                                                            Dir  +27 11 644-2476
                                                            Fax +27 11 484-0435
                                                            www.goldfields.co.za

The Board of Directors
Gold Fields Limited


Dear Mr. Thompson:

      Re: Consent to use of information with respect to the reserves of Gold Fields Limited

The undersigned, in his capacity as Senior Consultant, Mineral Resources, of Gold Fields Limited, hereby consents to the reference to him in the Registration Statement on Form F-3 under the Securities Act of 1933 dated February 4, 2004, prepared by Gold Fields Limited and filed with the Securities and Exchange Commission, under the heading "Statement by Experts," and to citation and/or summarization of the reserves of Gold Fields Limited which have been incorporated in this Registration Statement by reference to Gold Fields' annual report on Form 20-F, filed with the Securities and Exchange Commission on December 29, 2003, in reliance upon his authority as an expert in mining, geology and ore reserve determination.


                                Very truly yours,

                                Signed: /s/ Vishnu Pillay
                                        ----------------------
                                        Vishnu Pillay
                                Title:  Senior Consultant, Mineral Resources
                                Date:   February 4, 2004



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Directors: C M T Thompson* (Chairman), A J Wright (Deputy Chairman), I D
Cockerill+ (Chief Executive Officer), G J Gerwel, N J Holland+ (Chief Financial Officer), J M McMahon+, G R Parker++, R L Pennant-Rea+, P J Ryan, T M G Sexwale, B R van Rooyen, C I von Christierson *Canadian, +British, ++American Company
Secretary: C Farrel